UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 23, 2017

PZENA INVESTMENT MANAGEMENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33761	20-8999751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

320 Park Avenue, 8th Floor, New York, New York	10022
(Address of Principal Executive Offices)	Zip Code

Registrant’s Telephone Number, Including Area Code: (212) 355-1600

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information provided by Item 5.07 below with respect to the approval by the shareholders of Pzena Investment Management, Inc. (the “Company”) of an amendment and restatement to the Company’s Certificate of Incorporation to provide that the Company’s shareholders may remove any director from office with or without cause and (ii) the Company’s filing of the Second Amended and Restated Certificate of Incorporation, attached to this Current Report on Form 8-K as Exhibit 3.1, in Delaware is incorporated herein by reference.

ITEM 5.03	AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

See Item 5.07 below with respect to the approval by the Company’s shareholders of an amendment and restatement to the Company’s Certificate of Incorporation.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

 The Annual Meeting of Stockholders of Pzena Investment Management, Inc. was held in New York, New York on May 23, 2017. At that meeting, the stockholders considered and acted upon the following proposals:

Proposal 1: Election of Directors. By the vote reflected below, the stockholders elected the following individuals as directors to hold office until the 2018 Annual Meeting of Stockholders of the Company:

Director	Class A Shares “For”	Class B Shares “For”	Class A Shares “Withheld”	Class B Shares “Withheld”
Richard S. Pzena	10,441,595	247,072,200	229,946	0
John P. Goetz	10,008,709	247,072,200	662,832	0
William L. Lipsey	10,095,069	247,072,200	576,472	0
Steven M. Galbraith	9,959,889	247,072,200	711,652	0
Joel M. Greenblatt	9,929,536	247,072,200	742,005	0
Richard P. Meyerowich	9,960,219	247,072,200	711,322	0
Charles D. Johnston	9,749,760	247,072,200	921,781	0

Proposal 2: Ratification of Independent Auditors. By the vote reflected below, the stockholders voted to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for its fiscal year ending December 31, 2017:

	FOR	AGAINST	ABSTAIN
Class A common stock	13,387,329	7,717	100
Class B common stock	247,072,200	—	—

Proposal 3: Advisory Vote Approving Executive Compensation. By the vote reflected below, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, including the Compensation Discussion and Analysis section, the accompanying compensation tables, and the related narrative disclosure as set forth in the Company’s 2017 Proxy Statement:

	FOR	AGAINST	ABSTAIN
Class A common stock	10,457,981	206,993	6,567
Class B common stock	247,072,200	—	—

Proposal 4: Advisory Vote on the Frequency of the Advisory Vote Approving Executive Compensation. By the vote reflected below, the stockholders approved, on an advisory basis, the frequency of the advisory vote approving the compensation of the Company’s named executive officers:

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
Class A common stock	7,180,041	1,530	3,477,526	12,444
Class B common stock	1,483,010	—	244,767,245	821,945

Proposal 5: Ratification of the Amendment and Restatement of the Pzena Investment Management, LLC Amended and Restated 2006 Equity Incentive Plan. By the vote reflected below, the stockholders voted to ratify the Amendment and Restatement of the Pzena Investment Management, LLC Amended and Restated 2006 Equity Incentive Plan:

	FOR	AGAINST	ABSTAIN
Class A common stock	4,495,299	6,161,542	14,700
Class B common stock	247,072,200	—	—

Proposal 6: Ratification of the Amendment to the Pzena Investment Management, Inc. 2007 Equity Incentive Plan. By the vote reflected below, the stockholders voted to ratify the Amendment to the Pzena Investment Management, Inc. 2007 Equity Incentive Plan:

	FOR	AGAINST	ABSTAIN
Class A common stock	4,802,712	5,854,911	13,918
Class B common stock	247,072,200	—	—

Proposal 7: Approval of the Second Amended and Restated Certification of Incorporation. By the vote reflected below, the stockholders voted to approve the Second Amended and Restated Certification of Incorporation:

	FOR	AGAINST	ABSTAIN
Class A common stock	13,156,909	195,013	15,619
Class B common stock	247,072,200	—	—

On May 23, 2017, the Company filed the Second Amended and Restated Certificate of Incorporation with the Secretary of the State of Delaware reflecting the amendment with the Second Amended and Restated Certificate of Incorporation and is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A discussion of the amendment is included in the Proxy Statement, which discussion is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Number	Exhibit
3.1	Second Amended and Restated Certificate of Incorporation of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pzena Investment Management, Inc.

Dated: May 24, 2017	By:	/s/Joan Berger
Name: Joan Berger
Title: General Counsel